                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2004


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


        000-10535                                         38-2378932
(Commission File Number)                       (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

           On April 2, 2004, Citizens Banking Corporation issued a press release announcing the signing of a definitive agreement to sell its subsidiary, Citizens Bank -- Illinois, N.A., to Metropolitan Bank Group, Inc. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)   Exhibits.

                 Exhibit 99.1: Press release, dated April 2, 2004.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2004


                                            CITIZENS BANKING CORPORATION


                                            By:      /s/  Thomas W. Gallagher
                                                  ------------------------------
                                                  Thomas W. Gallagher
                                            Its:  General Counsel and Secretary

                                  EXHIBIT INDEX


Number                  Description
------                  -----------

99.1          Press release, dated April 2, 2004.